UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

FORMA THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39333	37-1657129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Forma Therapeutics Holdings, Inc.

300 North Beacon Street, Suite 501

Watertown, Massachusetts 02472

(Address of principal executive offices, including zip code)

(617) 679-1970

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FMTX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

Forma Therapeutics Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders on June 8, 2022 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders considered and voted on the four proposals set forth below, each of which is described in greater detail in the Company’s Proxy Statement, filed with the Securities and Exchange Commission on April 27, 2022. The final voting results are set forth below.

Proposal 1 – Election of Class II Director Nominees

The stockholders of the Company elected Peter Wirth, J.D. and Timothy P. Clackson, Ph.D. as Class II directors of the Company, for a three-year term ending at the annual meeting of stockholders to be held in 2025 and until their successors have been duly elected and qualified or until their earlier death, resignation or removal. The results of the stockholders’ vote with respect to the election of the Class II directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Peter Wirth, J.D.	29,703,376	3,905,968	2,026,775
Timothy P. Clackson, Ph.D.	27,051,786	6,557,558	2,026,775

Proposal 2 – Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm

The stockholders of the Company ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
35,633,955	2,161	3	N/A

Proposal 3 – Non-binding Advisory Vote on the Compensation of Named Executive Officers

The stockholders of the Company approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The results of the stockholders’ vote with respect to the compensation of the named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
32,661,443	931,372	16,529	2,026,775

Proposal 4 – Non-binding Advisory Vote on the Preferred Frequency of Future Votes on Compensation of Named Executive Officers

The stockholders of the Company approved, on a non-binding, advisory basis, to set the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers to every one year. The results of such vote were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
33,150,699	2,115	117,304	339,226	2,026,775

In light of such vote, the Company’s Board of Directors has determined that the Company will hold future non-binding advisory votes on executive compensation on an annual basis until the next required vote on the frequency of stockholder votes on the compensation of the named executive officers.

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMA THERAPEUTICS HOLDINGS, INC.

Date: June 9, 2022	By:	/s/ Jeannette Potts
Jeannette Potts, Ph.D., J.D.
SVP, General Counsel

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